FRANKLIN GOLD FUND
                   REGISTRATION STATEMENT
                        EXHIBITS INDEX

EXHIBIT NO.           DESCRIPTION                            LOCATION

EX-99.B1(i)           Restated Articles of Incorporation     *
                              dated March 19, 1973

EX-99.B1(ii)          Certificate of Amendment to            *
                      Articles of Incorporation dated
                      October 21, 1983

EX-99.B1(iii)         Certificate of Amendment to            *
                      Articles of Incorporation dated
                      March 21, 1995

EX-99.B2(i)           By Laws dated January 29, 1973         *

EX-99.B2(ii)          Amendments to By-Laws dated            *
                      December 18, 1973

EX-99.B2(iii)         Amendments to By-Laws dated            *
                      September 5, 1974

EX-99.B2(iv)          Amendments to By-Laws dated            *
                      November 29, 1976

EX-99.B2(v)           Certificate of Secretary dated         *
                      November 17, 1987

EX-99.B2(vi)          Certificate of Secretary dated         *
                      March 16, 1993

EX-99.B2(vii)         Certificate of Secretary dated         *
                      February 28, 1994

EX-99.B5(i)           Management Agreement between           *
                      Registrant and Franklin Advisors,
                          Inc. dated December 1, 1986

EX-99.B6(i)           Amended and Restated Distribution      Attached
                      Agreement between Registrant and
                      Franklin Advisers, Inc. dated April
                      23, 1995

EX-99.B6(ii)          Form of Dealer Agreements between      Attached
                      Franklin/Templeton Distributors,
                          Inc. and securities dealers

EX-99.B8(i)           Custodian Agreement between            *
                      Registrant and Bank of America NT &
                      SA dated September 17, 1991

EX-99.B8(ii)          Amendment to Custodian  Agreement      Attached
                      between Bank of
                      America NT & SA and  Franklin
                      Gold Fund  dated  April 12,
                      1995

EX-99.B8(iii)         Copy of Custodian Agreements           *
                      between Registrant and Citibank
                      Delaware

EX-99.B8(iv)          Precious Metals Storage & Custodian    *
                      Agreement between Registrant and
                      Wilmington Trust Company dated
                      January 1, 1988

EX-99.B10(i)          Opinion and Consent of Cousel dated    Attached
                      September 21, 1995

EX-99.B11(i)          Consent of Independent Auditors        Attached


EX-99.B13(i)          Letter of Undersatanding dated         *
                      April 12, 1995

EX-99.B14(i)          Copy of model retirement plan          *

EX-99.B15(i)          Distribution Plan pursuant to Rule     *
                      12b-1 dated May 1, 1994

EX-99.B15(ii)         Form of Distribution Plan pursuant     *
                      to Rule 12b-1

EX-99.B16(i)          Schedule for computation of            *
                      performance quotation

EX-99.B17(i)          Power of Attorney                      *

EX-99.B17(ii)         Certificate of Secretary               *

EX-99.B18(i)          Multiple class Plan                    Attached

EX-99.B27(i)          Financial Data Schedule                Attached
                      For Class I

EX-99.B27(ii)         Financial Data Schedule                Attached
                      For Class II